Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319
Supplement dated October 15, 2020
to the Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2020, as previously supplemented on September 4, 2020, for the USA Mutuals Vitium Global Fund (the “Vitium Global Fund”)
and USA Mutuals Navigator Fund (the “Navigator Fund”) (together, the “Funds”), each a series of USA Mutuals

On September 22, 2020, the Board of Trustees (the “Board”) of USA Mutuals (the “Trust”), on behalf of the Funds, approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which each Fund would reorganize into a newly created series (each, a “New Fund”) of Northern Lights Fund Trust IV (the “Reorganizations”). The Board’s approval was contingent upon approval of the Plan by the Northern Lights Fund Trust IV’s Board of Trustees, which occurred on October 13, 2020. The investment objectives, policies and restrictions and principal strategies and risks for each New Fund are substantially identical to those of the corresponding Fund, and each New Fund will be managed by the same portfolio managers. USA Mutuals Advisors, Inc., the investment adviser to each Fund, will continue to serve as the investment adviser to each New Fund following the Reorganizations.

Under the terms of the Plan, each Fund will transfer all of its assets to the corresponding New Fund in exchange solely for shares of such New Fund and the assumption by such New Fund of the liabilities of the Fund. Each Fund will then distribute, pro rata, all of the New Fund shares received by the Fund in complete liquidation and termination of each Fund as a series of the Trust.

As a result of the Reorganizations, each shareholder of a Fund will become a shareholder of the applicable class of the corresponding New Fund and will receive New Fund shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the applicable Fund as of the valuation date. It is expected that the Reorganizations will be treated as tax-free reorganizations for federal income tax purposes. Shareholders of the Funds may wish to consult their tax advisers regarding possible tax consequences of the applicable Reorganization, including possible state and local tax consequences.

Each Reorganization requires the approval of the applicable Fund’s shareholders. Each Reorganization is expected to close in the first quarter of 2021, subject to such approval. Shareholders of record will receive a Proxy Statement describing in detail the Reorganizations and the New Funds.

Please retain this Supplement for future reference.